UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 9, 2011 (November 8, 2011)

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (I.R.S. Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada, Suite 200	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

                                         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On November 9, 2011, Tucows, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7.01.               Regulation FD Disclosure

On November 8, 2011, the Company’s board of directors authorized a stock repurchase program under which the Company may repurchase up to 3,840,000 shares of the Company’s common stock over a 12-month period commencing on November 15, 2011.  On November 9, 2011, the Company issued a press release announcing this stock repurchase program, a copy of which is furnished as Exhibit 99.2 hereto.

The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2, is deemed furnished under Item 2.02 and Item 7.01, respectively, and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933.

Item 9.01.               Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No	Description

99.1	Press Release of Tucows, Inc, dated November 9, 2011, reporting financial results for the quarter ended September 30, 2011

99.2	Press Release of Tucows, Inc, dated November 9, 2011, announcing share repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: November 9, 2011

Exhibit Index

Exhibit No	Description

99.1	Press Release of Tucows, Inc, dated November 9, 2011, reporting financial results for the quarter ended September 30, 2011

99.2	Press Release of Tucows, Inc, dated November 9, 2011, announcing share repurchase program

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